GREEN FOREST MANAGEMENT CONSULTING INC.

FORM OF PROMISSORY NOTE

TWD $830,490,304

Dated: March 13, 2014

For value received, and pursuant to the Land Sale and Purchase Agreement dated March 13, 2014, Green Forest Management Consulting Inc. promises to pay the Seller of certain lots of land in Zaoqiao Township and Touwu Township, Miaoli County, Taiwan (R.O.C.), Lo, Fun-Ming (the “Land Seller”) the sum of Eight Hundred Thirty Million Four Hundred Ninety Thousand Three Hundred Four New Taiwan Dollars (TWD $830,490,304). The Land Seller’s ownership interest in this Promissory Note is detailed on Annex A to this Promissory Note.

The sum shall be repaid to the Land Seller on or before March 13, 2014 according to the instructions of the Land Seller.

Green Forest Management Consulting Inc.

By:	/s/Chiang, Yu-Chang
Chiang, Yu-Chang
Director
Green Forest Management Consulting Inc.
Rm. B302C, 3F.-2, No. 185, Kewang Rd.
Longtan Township, Taoyuan County 325
Taiwan (R.O.C.)

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Annex A

PROMOSSORY NOTE HOLDERS

Note Holder	Land Lot	Land Number	(m2)	Total Area of Registered Land	Value of Interest (TWD)
Lo, Fun-Ming	Dataoping Section, Zaoqiao Township	81-5、82、647-16、647-17、 655-6 、656、699-14、699-16、699-17、699-20、699-25、699-26、711	35,790.4921	316,906.9921	$830,490,304
	Laotianliao Section, Touwu Township	414-2、414-3、415、421、424、430、431、432-1、432-3、432-4、432-6、432-7、432-8、432-9、432-13、432-14、432-15、432-26、432-27、432-28、432-29、432-32、432-33、438、439、440、441、442、442-1、442-2、443、443-1、444-14、444-49、448-1、449-1	281,116.5

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